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                                                                    Exhibit 10.1

                          BUSINESS CONSULTING AGREEMENT

         THIS BUSINESS CONSULTING AGREEMENT (this "Agreement") is made and entered into this ___ day of December, 2000, by and between Celebrity Entertainment Group, Inc., a Wyoming corporation (the "Company") and Marineway, Inc., a __________ corporation (the "Consultant").

                                    RECITALS

         A. The Company desires to avail itself of the Consultant's experience, skills and abilities, and background and knowledge, and is willing to engage the Consultant upon the terms and conditions set forth herein.

         B. The Consultant agrees to be engaged and retained by the Company upon said terms and conditions.

         C. The parties hereto have each established a valuable reputation and goodwill in their respective businesses.

         D. Each party hereto, by virtue of its relationship with the other party, will become familiar with and possessed with the manner, methods and other confidential information pertaining to the such other parties business activities.

         NOW, THEREFORE, in consideration of the recitals, promises and conditions in this agreement, the Consultant and the Company agree as follows:

         1. CONSULTING SERVICES. During the term of this Agreement, the Consultant is hereby retained by the Company to provide strategy and planning consulting to assist the Company in identifying and analyzing market opportunities. The Consultant shall provide such consulting services as reasonably requested by the Company's Board of Directors and Chief Executive Officer during the term of this Agreement, provided that nothing hereunder shall require the Consultant to devote a minimum number of hours per calendar month toward the performance of services hereunder. Unless otherwise agreed to by the Company, all services hereunder shall be performed directly by the Consultant, and at its principal place of business or other offices.

         2. TERM. The term of this Agreement shall be for a period of two years commencing on the date of the date of this Agreement and ending on December ___, 2002.

         3. COMPENSATION. The Company shall pay the Consultant a consulting fee in the amount of $10,000 per month, during the term.

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         4.       EXPENSES OF THE CONSULTANT. The Company shall be responsible for all expenses incurred by the Consultant in the performance of its duties hereunder, provided that any expense over $500 shall be approved by the Company prior to being incurred by the Consultant.

         5. COOPERATION. Both parties shall cooperate fully with each other in the performance of the their respective obligations under this Agreement including, without limitation, providing all necessary information, executing all documents and performing all actions reasonably required in connection with such performance.

         6. BOARD SEAT. The Company shall use its best efforts, including, but not limited to, the voting of any shares held or controlled by its officers and directors, to elect Alan Pavsner as a director of the Company during the term of this Agreement.

         7. INDEPENDENT CONTRACTOR. This Agreement shall not constitute an employer-employee relationship. It is the intention of the parties that the Consultant shall be at all times an independent contractor of the Company. The Consultant shall not have any authority to act as the agent of the Company and shall not have the authority to, and shall not, bind the Company to any agreements or obligations with a third party except as otherwise authorized by the Company. Subject to the express provisions herein, the manner and means utilized by the Consultant in the performance of its services hereunder shall be under the sole control of the Consultant.

         8. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Both parties acknowledge that it is their policy to maintain as secret and confidential all valuable information heretofore or hereafter acquired, developed or used by each other in relation to their respective business, operations, employees and contacts which may give a competitive advantage in either party's industries (all such information is hereinafter referred to as "Confidential Information"). The parties recognize that, by reason of the relationship of the parties, the parties may acquire Confidential Information of the other party. The parties recognize that all such Confidential Information is the property of the owning party. In consideration of the parties entering into this Agreement, the parties agree that:

                  (a) They shall never, directly or indirectly, publicly disseminate or otherwise disclose any Confidential Information obtained during the term of this agreement without the prior written consent of either party, it being understood that the obligation created by this subparagraph shall survive the termination of this Agreement;

                  (b) At all times, the parties shall exercise all due and diligent precautions to protect the integrity of any of the other party's documents embodying Confidential

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Information (which shall be marked "Confidential" by the supplying party prior to delivery and, if not so marked, shall not be deemed to embody Confidential Information), and upon termination of this Agreement, each party shall return all such documents (and copies thereof) in its possession or control to the other party; and

                  (c) In recognition of the foregoing, the parties represent, warrant and covenant that they will not in the future use or disclose any of such Confidential Information for the benefit of any person or other entity or organization under any circumstances at any time.

         9. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Consultant that this Agreement has been duly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of equity and except as the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

         10.      INDEMNIFICATION.

                  (a) The acts, statements and representations made by the Company to third parties are the sole responsibility of the Company, and the Company agrees to indemnify the Consultant and hold the Consultant harmless for any liabilities, claims, losses and expenses, including legal costs and expenses incurred by the Consultant, that result from acts, statements and representations made by the Company and its authorized representatives to third parties. The Company represents that all materials provided to the Consultant in relation to the consulting services to be provided hereunder are truthful and accurate, and the Consultant may rely upon same without independent verification of the facts or other information contained therein.

                  (b) The acts, statements and representations made by the Consultant without the approval of the Company to third parties which are not made in reliance upon information and/or material furnished to the Consultant by the Company, rather written or oral, are the sole responsibility of the Consultant, and the Consultant agrees to indemnify the Company for any liability, claims, losses and expenses, including legal costs and expenses incurred by the Company that result from the Consultant's representations made without the approval of the Company.

         11. TAXES. All taxes, duties and other governmental fees or charges arising from the Consultant's receipt of remuneration shall be borne by the Consultant.

         12. NOTICES. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing or when deposited in the United States mail, postage


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                  prepaid, addressed to the other party at the address provided by each party. Either party may change its address by written notice made in accordance with this section.

         13. BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective legal representatives, administrators, executors, successors, subsidiaries and affiliates.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

         15. ASSIGNMENT. Any attempt by either party to assign any rights, duties or obligations that arise under this Agreement without the prior written consent of the other party shall be void and shall constitute a breach of the terms of this Agreement.

         16. ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the Company and the Consultant. No promises, guarantees, inducements or agreements, oral or written, express or implied, have been made regarding the provision of any services, other than as contained in this Agreement. This Agreement can be modified only in writing signed by both parties hereto.

         17. SEVERABILITY. In the event of the invalidity or unenforceability of any one or more of the provisions of this Agreement, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and such other provisions shall be deemed to remain in full force and effect.

         18. CONTINUING EFFECT. Sections 8, 9, and 10 shall survive the expiration or the termination of obligations of each party to the other.

         19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

Celebrity Entertainment Group, Inc.               Marineway, Inc.


By: /s/ George Sharp                              By: /s/ Alan R. Pavsner
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Name George Sharp                                 Name Alan R. Pavsner
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Title: President & CEO                            Title: President
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